SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 18, 2004
(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.

(Exact name of Registrant as specified in its charter)

Cayman Islands, B.W.I.	0-25248	Not Applicable
(State of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Trafalgar Place, West Bay Road
P.O. Box 1114 GT
Grand Cayman, Cayman Islands, B.W.I.
(Address of principal executive offices)

(345) 945-4277
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

     On May 18, 2004, Consolidated Water Co. Ltd. issued a press release describing its results of operations for its three months ended March 31, 2004. A copy of the press release is attached as Exhibit 99 to this report. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.
By:	/s/ Frederick W. McTaggart
	Name:	Frederick W. McTaggart
	Title:	President

Date: May 18, 2004

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EXHIBIT INDEX

Exhibit	Description
99	Press Release dated May 18, 2004

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